UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 9, 2009   (April 9, 2009)

Forward Air Corporation
(Exact name of registrant as specified in its charter)

Tennessee	000-22490	62-1120025
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 Airport Road, Greeneville	37745
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release, dated April 9, 2009, providing updated earnings guidance for the first quarter 2009.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished as part of this Report.

No.	Exhibit

99.1	Press Release of Forward Air Corporation dated April 9, 2009.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forward Air Corporation (Registrant)
April 9, 2009 (Date)	/s/ RODNEY L. BELL Rodney L. Bell Chief Financial Officer, Senior Vice President and Treasurer
No.	Exhibit

99.1	Press Release of Forward Air Corporation dated April 9, 2009.